Nancy Lurker, Executive Vice Chair, Board of Directors | OIS | July 27, 2023 Spotlight on Drug Delivery Exhibit 99.2

Forward-Looking Statements Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our potential to receive future payments from Alimera pursuant to our May 2023 sale and license agreement with Alimera; the sufficiency of our existing cash resources into 2025; our expectations regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements.  Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; our ability to successfully manufacture sufficient quantities of YUTIQ® pursuant to our supply agreements with Alimera and Ocumension Therapeutics;  the success of current and future license agreements, including our agreements with Alimera, Ocumension Therapeutics, Equinox Science and Betta Pharmaceuticals; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the extent to which COVID-19 impacts our business and the medical community; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

COMPANY OVERVIEW

Committed to developing therapeutics to improve the lives of patients with serious eye disorders

Pipeline represents multi billion-dollar opportunity

- **EYP-1901** –bioerodible intravitreal (IVT) insert of patented vorolanib tyrosine kinase inhibitor (TKI) for retinal disease
  - Topline Phase 2 data in **wet AMD** anticipated in Dec 2023
  - Topline Phase 2 data in **NPDR** anticipated in 2Q 2024

Durasert® - proven IVT drug delivery technology

- Routine in-office IVT injection
- Able to deliver up to 3 inserts with single injection
- Safely administered to ~80,000 patient eyes across four FDA approved products with non erodible Durasert

Strong Balance Sheet

- ~$142M of cash and investments on June 30, 2023
- No debt – retired May 2023
- Cash runway into 2025

EYEPOINT PHARMACEUTICALS

EYP-1901 PHASE 1 DAVIO CLINICAL TRIAL RESULTS

EYP-1901 Phase 1 DAVIO Clinical Trial Met All Objectives FAVORABLE SAFETY PROFILE Stabilization of mean BCVA and OCT throughout 6 months was achieved 53% up to 6-months with no anti-VEGF supplemental injection 75% reduction in treatment burden at 6-months No ocular SAEs reported No drug-related systemic SAEs reported Ocular AEs – majority are mild and expected DURASERT® E VOROLANIB® SIX MONTHS MEDIAN TIME TO SUPPLEMENTAL ANTI-VEGF INJECTION POSITIVE EFFICACY & DURABILITY

BCVA and CST Stable At 6 And 12 Months After Single Treatment Of EYP-1901 In The DAVIO Clinical Trial AVERAGE CHANGE IN BCVA FROM SCREENING VISIT AVERAGE CHANGE IN CST FROM SCREENING VISIT ALL (N=17) MONTHS ALL (N=17) MONTHS BCVA: best corrected visual acuity OCT: optical coherence tomography; CST: central subfield thickness Parameter 6 Months 12 Months BCVA –2.5 –4.1 CST –3.4 –2.8 6 mos. 6 mos. Error bars represent the standard deviation.

WET AMD PHASE 2 CLINICAL TRIAL - DAVIO 2 EYP-1901

EYP-1901 Phase 2 DAVIO 2 Clinical Trial Is Randomized, Double-Masked, Aflibercept Controlled With A Single EYP-1901 Treatment At Two Doses



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
EYP-1901
2mg low dose
EYP-1901
3mg high dose
Aflibercept q8W
Fully enrolled with 160 patients, topline data anticipated in December 2023
RANDOMIZATION
EYP-1901/AFLIBERCEPT
AFLIBERCEPT q8W
1□ENDPOINT BLEND W28 AND W32; UNMASK W32

● REQUIRED AFLIBERCEPT INJECTION VISIT
● VISIT SCHEDULED
● EYP-1901 DOSE

EyePoint Pharmaceuticals

Ph 1 DAVIO and Ph 2 DAVIO 2 Study Demographics Phase 1 DAVIO Baseline Characteristics (N = 17) Mean age, y (range) 77.4 (67-94) Female, % 76% Mean BCVA, ETDRS letters (range) 69 (38-85) Mean CST, μm (range) 299 (204-441) AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment Diabetic Retinopathy Study; VEGF, vascular endothelial growth factor. Phase 2 DAVIO 2 Baseline Characteristics (N = 160) Mean age, y (range) 76 (52-93) Female, % 62% Mean BCVA, ETDRS letters (range) 74 (41-85) Mean CST, μm (range) 265 (178-400) DAVIO Final 12-Months Data **DAVIO 2 unmonitored data cut as of 01Jul2023

Masked Safety Summary As Of July 1, 2023 Data-Cut Off Key findings: No drug-related ocular SAEs No drug-related systemic SAEs 2 ocular SAEs: Retinal detachment in a study eye detected at week 1 (one week post initial aflibercept injection, prior to EYP-1901 injection) Retinal hemorrhage in a non-study fellow eye

PHASE 1 DAVIO CLINICAL TRIAL SUBGROUP ANALYSIS – NINE SUBJECTS WITH NO EXCESS FLUID AT SCREENING EYP-1901

Subgroup Analysis: 89% Reduction In Treatment Burden At 12 Months Among Mid/High Dose Subjects With No Excess Fluid At Screening (n=6)

SOC Anti-VEGF Injections Before and After Treatment



SOC (Anti-VEGF) + EYP-1901
5
6
9
10
11
16
Mid dose (n=5)
-90%
High dose (n=1)
-83%
Reduction in Average Monthly Treatment Burden at 12 Months Among Eyes Dry at Screening, Mid/High Dose
-1 year
Time Prior to Treatment with EYP-1901
Month 0
Time Since EYP-1901
1 year
Anti-VEGF
No supplemental injection
Missed visit
SOC (Anti-VEGF) + EYP-1901

SOC, standard of care; VEGF, vascular endothelial growth factor.

DAVIO Final 12-Months Data

EyePoint Pharmaceuticals

Vorolanib: A Potent Pan-VEGF Receptor Inhibitor Vorolanib inhibits pathways with key roles in angiogenesis: Potent and selective pan–VEGF receptor inhibitor Acts intracellularly and inhibits proangiogenic signaling DAVIO Final 12-Months Data ANG, angiopoietin; PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TIE2, tyrosine-protein kinase receptor TIE-2; VEGF(R), vascular endothelial growth factor (receptor).

Vorolanib Demonstrated The Ability To Provide Retinal Neuroprotection In Validated Mouse Model 34% reduction in loss of contrast vision vs. control Mean Change in Contrast Vision at Day 16 from Baseline in Animals Treated with Vorolanib vs Vehicle Control Retinal thickness measured by vertical and horizontal OCT scans <1% Overall loss of ONL vs control ONL: Outer Nuclear Layer Data presented at ARVO 2023

NON-PROLIFERATIVE DIABETIC RETINOPATHY - PHASE 2 CLINICAL TRIAL (PAVIA) EYP-1901

EYP-1901 Phase 2 PAVIA Clinical Trial Is Randomized Double-Masked, Single Injection With Sham Control As A 9-Month Treatment In NPDR



-D21 to –D5
D1
W4
W12
W24
W36
W48
EYP-1901
2mg low dose (n=35)
EYP-1901
3mg high dose (n=35)
Control Sham
(n=35)
Fully enrolled with 77 patients, topline data anticipated in 2Q 2024
RANDOMIZATION
EYP-1901
1□ENDPOINT UNMASK DATA
EYP-1901 DOSING
VISIT SCHEDULED
SHAM INJECTION

- Moderate to severe NPDR patients enrolled
- Primary endpoint is ≥**2 letter DRSS improvement level at week 36**
- Secondary endpoints:
  - Reduction in vision-threatening complications
  - DME occurrence and/or proliferative disease
  - Retinal ischemia
  - Safety

EYEPOINT PHARMACEUTICALS

Pipeline Represents Multibillion Dollar Opportunity Program Indication Discovery Pre-Clin Phase 1 Phase 2 Phase 3 Next Milestone EYP-1901 – (vorolanib in Durasert E™) wet AMD NPDR DME ack Complement programs Dry AMD GA Topline data in Q2 2024 Topline data in December 2023 single dose 6-month maintenance therapy single dose 9-month treatment single dose 6-month treatment Trial Initiation in Q1 2024 Potential product candidate in 2024 trial underway trial planned discovery

Continued Execution And Well Funded Through Key EYP-1901 Milestones EYP-1901 Corporate ✓ DAVIO 1 trial complete 2Q 2022 ✓ DAVIO 2 trial initiated 3Q 2022 ✓ PAVIA trial initiated 3Q 2022 ✓ DAVIO 2 enrollment complete 1Q 2023 ✓ PAVIA enrollment complete 2Q 2023 DAVIO 2 topline data December 2023 DME Trial initiation 1Q 2024 PAVIA topline data 2Q 2024 ✓ RallyBio complement inhibitor (C5) collaboration 1Q 2023 ✓ YUTIQ transacted for $82.5M plus royalties 2Q 2023 ✓ Debt retired and cash runway extended into 2025 2Q 2023

Spotlight on Drug Delivery Nancy Lurker | OIS | July 2023 Thank you!